Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2022

BALANCE SHEET DATA	S-2

AVERAGE BALANCE SHEET DATA	S-3

INCOME STATEMENT DATA	S-4

SELECTED DATA AND RATIOS	S-5

LOAN COMPOSITION	S-6

ALLOWANCE FOR CREDIT LOSSES ON LOANS	S-6

CREDIT QUALITY DATA AND RATIOS	S-7

SEGMENT DATA	S-8

FOOTNOTES	S-10

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2022
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of
	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
Assets:
Cash and cash equivalents	$1,077,158	$756,971	$1,011,247	$747,007	$984,857
Investment securities, net of allowance for credit losses	614,836	542,045	543,449	573,027	532,443
Loans held for sale	28,037	52,077	40,546	56,833	79,307
Loans	4,390,243	4,496,562	4,343,806	4,554,221	4,666,593
Allowance for credit losses	(71,656)	(64,577)	(63,024)	(60,291)	(75,336)
Loans, net	4,318,587	4,431,985	4,280,782	4,493,930	4,591,257
Federal Home Loan Bank stock, at cost	10,311	10,311	10,311	11,670	13,153
Premises and equipment, net	34,358	36,073	37,499	38,682	38,324
Right-of-use assets	42,402	38,825	39,257	40,698	41,911
Goodwill	16,300	16,300	16,300	16,300	16,300
Other real estate owned ("OREO")	1,740	1,792	1,845	1,898	2,015
Bank owned life insurance ("BOLI")	99,773	99,161	99,634	99,008	68,408
Other assets and accrued interest receivable	106,367	108,092	106,764	104,257	108,565
Total assets	$6,349,869	$6,093,632	$6,187,634	$6,183,310	$6,476,540

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$2,226,714	$1,990,781	$2,086,548	$2,062,433	$2,276,348
Interest-bearing	2,860,392	2,849,637	2,861,399	2,955,145	2,995,144
Total deposits	5,087,106	4,840,418	4,947,947	5,017,578	5,271,492

Securities sold under agreements to
repurchase and other short-term borrowings ("SSUAR")	287,818	290,967	260,583	142,895	175,580
Operating lease liabilities	43,204	39,672	40,151	41,621	42,854
Federal Home Loan Bank advances	20,000	25,000	25,000	25,000	25,000
Subordinated note	—	—	—	41,240	41,240
Other liabilities and accrued interest payable	71,412	63,343	75,296	69,886	82,665
Total liabilities	5,509,540	5,259,400	5,348,977	5,338,220	5,638,831

Stockholders' equity	840,329	834,232	838,657	845,090	837,709
Total liabilities and stockholders' equity	$6,349,869	$6,093,632	$6,187,634	$6,183,310	$6,476,540

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2022 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended					Three Months Ended
	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Mar. 31, 2022	Mar. 31, 2021
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$861,822	$848,215	$924,859	$938,728	$510,433	$861,822	$510,433
Investment securities, including FHLB stock	606,182	540,227	555,934	562,509	563,985	606,182	563,985
Loans, including loans held for sale	4,355,255	4,385,547	4,404,270	4,546,683	4,745,656	4,355,255	4,745,656
Total interest-earning assets	5,823,259	5,773,989	5,885,063	6,047,920	5,820,074	5,823,259	5,820,074

Allowance for credit losses	(69,287)	(63,711)	(61,562)	(74,258)	(66,561)	(69,287)	(66,561)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	354,165	137,556	140,037	144,327	249,842	354,165	249,842
Premises and equipment, net	35,460	37,055	38,377	39,119	39,185	35,460	39,185
Bank owned life insurance	99,532	99,978	99,386	97,257	68,257	99,532	68,257
Other assets	180,779	192,755	187,286	186,197	191,497	180,779	191,497

Total assets	$6,423,908	$6,177,622	$6,288,587	$6,440,562	$6,302,294	$6,423,908	$6,302,294

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$2,827,496	$2,857,403	$2,908,135	$3,020,168	$2,909,017	$2,827,496	$2,909,017
SSUARs	300,169	318,785	242,867	169,888	192,669	300,169	192,669
Federal Home Loan Bank advances	23,333	25,000	25,000	25,000	43,167	23,333	43,167
Subordinated note	—	—	40,791	41,240	41,240	—	41,240
Total interest-bearing liabilities	3,150,998	3,201,188	3,216,793	3,256,296	3,186,093	3,150,998	3,186,093

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	2,313,549	2,028,910	2,118,200	2,226,070	2,146,036	2,313,549	2,146,036
Other liabilities	112,331	102,694	104,659	108,891	133,953	112,331	133,953
Stockholders' equity	847,030	844,830	848,935	849,305	836,212	847,030	836,212

Total liabilities and stock-holders’ equity	$6,423,908	$6,177,622	$6,288,587	$6,440,562	$6,302,294	$6,423,908	$6,302,294

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2022 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended					Three Months Ended
	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Mar. 31, 2022	Mar. 31, 2021

Total interest income (1)	$63,555	$51,379	$53,772	$51,552	$69,557	$63,555	$69,557
Total interest expense	943	1,038	1,340	1,511	1,777	943	1,777
Net interest income	62,612	50,341	52,432	50,041	67,780	62,612	67,780

Provision for expected credit loss expense (2)	9,226	2,577	1,292	(4,323)	15,262	9,226	15,262

Noninterest income:
Service charges on deposit accounts	3,226	3,332	3,277	3,071	2,873	3,226	2,873
Net refund transfer fees	12,051	326	1,280	5,921	12,721	12,051	12,721
Mortgage banking income (3)	2,657	3,339	5,280	4,182	7,193	2,657	7,193
Interchange fee income	3,070	3,291	3,263	3,481	3,027	3,070	3,027
Program fees (3)	3,854	4,217	4,530	3,549	2,225	3,854	2,225
Increase in cash surrender value of BOLI	612	626	626	600	390	612	390
Net losses on OREO	(53)	(53)	(52)	(44)	(11)	(53)	(11)
Contract termination fee	5,000	—	—	—	—	5,000	—
Other	584	1,552	1,135	1,093	619	584	619
Total noninterest income	31,001	16,630	19,339	21,853	29,037	31,001	29,037

Noninterest expense:
Salaries and employee benefits	29,312	26,350	26,991	27,410	29,337	29,312	29,337
Technology, equipment, and communication	7,214	7,161	7,312	7,384	7,043	7,214	7,043
Occupancy	3,440	3,188	3,195	3,251	3,559	3,440	3,559
Marketing and development	1,348	1,023	1,234	1,097	726	1,348	726
FDIC insurance expense	419	402	325	418	446	419	446
Interchange related expense	1,117	1,253	1,275	1,288	1,144	1,117	1,144
Legal and professional fees	1,365	1,360	884	1,466	1,214	1,365	1,214
Other (2)	4,358	3,848	3,036	3,342	4,342	4,358	4,342
Total noninterest expense	48,573	44,585	44,252	45,656	47,811	48,573	47,811

Income before income tax expense	35,814	19,809	26,227	30,561	33,744	35,814	33,744
Income tax expense	7,888	3,004	6,218	6,639	7,691	7,888	7,691

Net income	$27,926	$16,805	$20,009	$23,922	$26,053	$27,926	$26,053

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2022 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended					As of and for the Three Months Ended
	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Mar. 31, 2022	Mar. 31, 2021
Per Share Data:

Basic weighted average shares outstanding	20,145	20,270	20,508	20,894	20,997	20,145	20,997
Diluted weighted average shares outstanding	20,225	20,379	20,591	20,949	21,062	20,225	21,062

Period-end shares outstanding:
Class A Common Stock	17,834	17,816	18,040	18,421	18,628	17,834	18,628
Class B Common Stock	2,165	2,165	2,165	2,166	2,198	2,165	2,198

Book value per share (4)	$42.02	$41.75	$41.51	$41.05	$40.22	$42.02	$40.22
Tangible book value per share (4)	40.73	40.48	40.26	39.85	39.07	40.73	39.07

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$1.40	$0.84	$0.99	$1.16	$1.26	$1.40	$1.26
Basic EPS - Class B Common Stock	1.27	0.77	0.90	1.05	1.14	1.27	1.14
Diluted EPS - Class A Common Stock	1.40	0.84	0.99	1.16	1.25	1.40	1.25
Diluted EPS - Class B Common Stock	1.27	0.76	0.90	1.05	1.14	1.27	1.14

Cash dividends declared per Common share:
Class A Common Stock	$0.341	$0.308	$0.308	$0.308	$0.308	$0.341	$0.308
Class B Common Stock	0.310	0.280	0.280	0.280	0.280	0.310	0.280

Performance Ratios:

Return on average assets	1.74%	1.09%	1.27%	1.49%	1.65%	1.74%	1.65%
Return on average equity	13.19	7.96	9.43	11.27	12.46	13.19	12.46
Efficiency ratio (5)	55	67	62	64	49	55	49
Yield on average interest-earning assets (1)	4.37	3.56	3.65	3.41	4.78	4.37	4.78
Cost of average interest-bearing liabilities	0.12	0.13	0.17	0.19	0.22	0.12	0.22
Cost of average deposits (6)	0.07	0.08	0.09	0.10	0.12	0.07	0.12
Net interest spread (1)	4.25	3.43	3.48	3.22	4.56	4.25	4.56
Net interest margin - Total Company (1)	4.30	3.49	3.56	3.31	4.66	4.30	4.66
Net interest margin - Core Bank	2.92	3.08	3.25	3.03	3.46	2.92	3.46

Other Information:

End of period FTEs (7) - Total Company	1,040	1,045	1,052	1,072	1,086	1,040	1,086
End of period FTEs - Core Bank	955	958	966	981	990	955	990
Number of full-service banking centers	42	42	42	42	42	42	42

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2022 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of
	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
Loan Composition

Traditional Banking:
Residential real estate:
Owner occupied	$808,658	$820,731	$827,898	$852,947	$851,869
Nonowner occupied	314,933	306,323	294,818	289,290	271,829
Commercial real estate	1,556,575	1,456,009	1,393,241	1,389,003	1,344,394
Construction & land development	129,970	129,337	105,968	95,180	102,113
Commercial & industrial	342,175	340,363	333,795	330,302	312,537
Paycheck Protection Program	18,276	56,014	126,271	250,933	383,311
Lease financing receivables	10,396	8,637	9,427	9,249	9,930
Aircraft	151,284	142,894	130,398	121,112	106,081
Home equity	210,364	210,578	215,282	217,621	226,280
Consumer:
Credit cards	14,654	14,510	14,781	14,754	14,200
Overdrafts	716	683	753	717	474
Automobile loans	11,846	14,448	17,533	21,190	25,624
Other consumer	939	1,432	6,223	6,796	7,325
Total Traditional Banking	3,570,786	3,501,959	3,476,388	3,599,094	3,655,967
Warehouse lines of credit	690,200	850,550	750,682	840,155	865,844
Total Core Banking	4,260,986	4,352,509	4,227,070	4,439,249	4,521,811

Republic Processing Group:
Tax Refund Solutions:
Easy Advances	16,475	—	—	—	30,703
Other TRS loans	25,132	50,987	25	23	5,770
Republic Credit Solutions	87,650	93,066	116,711	114,949	108,309
Total Republic Processing Group	129,257	144,053	116,736	114,972	144,782

Total loans - Total Company	$4,390,243	$4,496,562	$4,343,806	$4,554,221	$4,666,593

Allowance for Credit Losses on Loans ("Allowance")

Traditional Banking	$49,616	$49,407	$49,487	$49,362	$49,387
Warehouse Lending	1,725	2,126	1,877	2,100	2,165
Total Core Banking	51,341	51,533	51,364	51,462	51,552

Tax Refund Solutions	8,370	96	—	—	16,029
Republic Credit Solutions	11,945	12,948	11,660	8,829	7,755
Total Republic Processing Group	20,315	13,044	11,660	8,829	23,784

Total Allowance - Total Company	$71,656	$64,577	$63,024	$60,291	$75,336

Allowance to Total Loans

Traditional Banking	1.39%	1.41%	1.42%	1.37%	1.35%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25
Total Core Banking	1.20	1.18	1.22	1.16	1.14

Tax Refund Solutions	20.12	0.19	—	—	43.95
Republic Credit Solutions	13.63	13.91	9.99	7.68	7.16
Total Republic Processing Group	15.72	9.06	9.99	7.68	16.43

Total Company	1.63	1.44	1.45	1.32	1.61

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2022 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					As of and for the Three Months Ended
	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Mar. 31, 2022	Mar. 31, 2021
Credit Quality Asset Balances and Net Charge-off ("NCO") Data:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$16,935	$20,504	$20,252	$21,621	$22,004	$16,935	$22,004
Loans past due 90-days-or-more and still on accrual	31	48	691	723	517	31	517
Total nonperforming loans	16,966	20,552	20,943	22,344	22,521	16,966	22,521
OREO	1,740	1,792	1,845	1,898	2,015	1,740	2,015
Total nonperforming assets	$18,706	$22,344	$22,788	$24,242	$24,536	$18,706	$24,536

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$16,935	$20,504	$20,252	$21,621	$22,004	$16,935	$22,004
Loans past due 90-days-or-more and still on accrual	—	1	—	—	—	—	—
Total nonperforming loans	16,935	20,505	20,252	21,621	22,004	16,935	22,004
OREO	1,740	1,792	1,845	1,898	2,015	1,740	2,015
Total nonperforming assets	$18,675	$22,297	$22,097	$23,519	$24,019	$18,675	$24,019

Delinquent Loans:
Delinquent loans - Core Bank	$5,863	$7,430	$7,692	$9,909	$8,560	$5,863	$8,560
RPG	10,352	6,035	9,701	8,809	6,426	10,352	6,426
Total delinquent loans - Total Company	$16,215	$13,465	$17,393	$18,718	$14,986	$16,215	$14,986

NCOs (Recoveries) by Segment:
Traditional Bank	$118	$175	$(167)	$(5)	$382	$118	$382
Warehouse Lending loans	—	—	—	—	—	—	—
Core Bank loans	118	175	(167)	(5)	382	118	382
Tax Refund Solutions	(362)	(1,263)	(2,261)	10,256	13	(362)	13
Republic Credit Solutions	2,398	2,119	989	518	673	2,398	673
RPG	2,036	856	(1,272)	10,774	686	2,036	686
Total NCOs (recoveries) - Total Company	$2,154	$1,031	$(1,439)	$10,769	$1,068	$2,154	$1,068

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.39%	0.46%	0.48%	0.49%	0.48%	0.39%	0.48%
Nonperforming assets to total loans (including OREO)	0.43	0.50	0.52	0.53	0.53	0.43	0.53
Nonperforming assets to total assets	0.29	0.37	0.37	0.39	0.38	0.29	0.38
Allowance for credit losses to total loans	1.63	1.44	1.45	1.32	1.61	1.63	1.61
Allowance for credit losses to nonperforming loans	422	314	301	270	335	422	335
Delinquent loans to total loans (8)	0.37	0.30	0.40	0.41	0.32	0.37	0.32
NCOs (recoveries) to average loans (annualized)	0.20	0.09	(0.13)	0.95	0.09	0.20	0.09

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.40%	0.47%	0.48%	0.49%	0.49%	0.40%	0.49%
Nonperforming assets to total loans (including OREO)	0.44	0.51	0.52	0.53	0.53	0.44	0.53
Nonperforming assets to total assets	0.33	0.40	0.39	0.42	0.42	0.33	0.42
Allowance for credit losses to total loans	1.20	1.18	1.22	1.16	1.14	1.20	1.14
Allowance for credit losses to nonperforming loans	303	251	254	238	234	303	234
Delinquent loans to total loans	0.14	0.17	0.18	0.22	0.19	0.14	0.19
NCOs (recoveries) to average loans (annualized)	0.01	0.02	(0.02)	—	0.03	0.01	0.03

TRS Easy Advances ("EAs")

EAs originated	$311,207	$—	$—	$—	$250,045	$311,207	$250,045
Net (credit) charge to the Provision for EAs	8,315	(1,261)	(2,242)	(5,793)	16,019	8,315	16,019
Net Provision to YTD EAs originated	2.67%	(0.50)%	(0.90)%	(2.32)%	6.41%	2.67%	6.41%
EAs NCOs (recoveries)	$—	$(1,261)	$(2,242)	$10,226	$—	$—	$—
EA NCOs (recoveries) to YTD EAs originated	—%	(0.50)%	(0.90)%	4.09%	—%	—%	—%

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2022 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of March 31, 2022, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Mortgage Banking, Tax Refund Solutions (“TRS”), and Republic Credit Solutions (“RCS”). Management considers the first three segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last two segments collectively constitute Republic Processing Group (“RPG”) operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking
Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.
Loans, investments, and deposits

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit

Mortgage Banking	Primarily originates, sells and services long-term, single-family, first-lien residential real estate loans primarily to clients in the Bank's market footprint.	Loan sales and servicing

Republic Processing Group:

Tax Refund Solutions
TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. The RPS division of TRS offers general-purpose reloadable cards. TRS and RPS products are primarily provided to clients outside of the Bank’s market footprint.
Loans, refund transfers, and prepaid cards.

Republic Credit Solutions
Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.
Unsecured, consumer loans

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2021 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2022 (continued)

Segment information for the quarters ended March 31, 2022 and 2021 follows:

	Three Months Ended March 31, 2022
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$36,148	$4,515	$204	$40,867	$15,404	$6,341	$21,745	$62,612

Provision for expected credit loss expense	320	(401)	—	(81)	7,912	1,395	9,307	9,226

Net refund transfer fees	—	—	—	—	12,051	—	12,051	12,051
Mortgage banking income	—	—	2,657	2,657	—	—	—	2,657
Program fees	—	—	—	—	727	3,127	3,854	3,854
Contract termination fee	—	—	—	—	5,000	—	5,000	5,000
Other noninterest income	7,234	13	34	7,281	158	—	158	7,439
Total noninterest income	7,234	13	2,691	9,938	17,936	3,127	21,063	31,001

Total noninterest expense	38,219	952	2,690	41,861	5,145	1,567	6,712	48,573

Income before income tax expense	4,843	3,977	205	9,025	20,283	6,506	26,789	35,814
Income tax expense	472	904	45	1,421	4,906	1,561	6,467	7,888

Net income	$4,371	$3,073	$160	$7,604	$15,377	$4,945	$20,322	$27,926

Period-end assets	$4,984,918	$689,204	$28,573	$5,702,695	$552,101	$95,073	$647,174	$6,349,869

Net interest margin	2.90%	3.09%	NM	2.92%	NM	NM	NM	4.30%

Net-revenue concentration*	46%	5%	3%	54%	36%	10%	46%	100%

	Three Months Ended March 31, 2021
	Core Banking				Republic Processing Group
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$41,102	$6,772	$409	$48,283	$14,676	$4,821	$19,497	$67,780

Provision for expected credit loss expense	(5)	(242)	—	(247)	15,884	(375)	15,509	15,262

Net refund transfer fees	—	—	—	—	12,721	—	12,721	12,721
Mortgage banking income	—	—	7,193	7,193	—	—	—	7,193
Program fees	—	—	—	—	896	1,329	2,225	2,225
Other noninterest income	6,784	14	28	6,826	72	—	72	6,898
Total noninterest income	6,784	14	7,221	14,019	13,689	1,329	15,018	29,037

Total noninterest expense	37,328	1,028	3,121	41,477	5,302	1,032	6,334	47,811

Income before income tax expense	10,563	6,000	4,509	21,072	7,179	5,493	12,672	33,744
Income tax expense	2,125	1,434	992	4,551	1,770	1,370	3,140	7,691

Net income	$8,438	$4,566	$3,517	$16,521	$5,409	$4,123	$9,532	$26,053

Period-end assets	$4,789,840	$865,655	$78,760	$5,734,255	$625,690	$116,595	$742,285	$6,476,540

Net interest margin	3.47%	3.43%	NM	3.46%	NM	NM	NM	4.66%

Net-revenue concentration*	50%	7%	8%	65%	29%	6%	35%	100%

*Net revenues represent total net interest income plus noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2022 (continued)

Footnotes:

(1)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents the Company’s loan fees by segment:

	Three Months Ended					Three Months Ended
(dollars in thousands)	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Mar. 31, 2022	Mar. 31, 2021

Traditional Bank excluding PPP fees	$1,451	$1,126	$1,152	$963	$895	$1,451	$895
Traditional Bank - PPP fees	879	2,850	5,182	3,676	5,757	879	5,757
Warehouse Lending	574	662	779	789	871	574	871
Total Core Bank	2,904	4,638	7,113	5,428	7,523	2,904	7,523
TRS - Easy Advances	13,444	43	76	294	12,789	13,444	12,789
TRS - Other Loan Fees	662	—	—	4	1,652	662	1,652
RCS	5,702	5,694	4,167	3,568	3,770	5,702	3,770
Total RPG	19,808	5,737	4,243	3,866	18,211	19,808	18,211

Total loan fees - Total Company	$22,712	$10,375	$11,356	$9,294	$25,734	$22,712	$25,734

(2)
Provision for expected credit loss expense includes provisions for losses on on-balance sheet loans and investment securities.  Provision expense for off-balance sheet credit exposures is a component of “Other” noninterest expense.

(3)
In the ordinary course of business, the Bank originates for sale mortgage loans and consumer loans. Mortgage loans originated for sale are primarily originated and sold into the secondary market through the Bank’s Mortgage Banking segment, while consumer loans originated for sale are originated and sold through the RCS segment. Gains on sale of mortgage loans are recorded as a component of Mortgage Banking income.  Gains on sale of consumer loans are recorded as a component of Program Fees.

	As of and for the Three Months Ended					As of and for the Three Months Ended
(dollars in thousands)	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Mar. 31, 2022	Mar. 31, 2021

Mortgage Loans Held for Sale

Balance, beginning of period	$29,393	$25,791	$32,401	$63,636	$46,867	$29,393	$46,867
Originations	100,661	155,468	170,482	141,177	213,587	100,661	213,587
Proceeds from sales	(119,212)	(155,186)	(182,422)	(176,424)	(203,815)	(119,212)	(203,815)
Net gain on sale	2,460	3,320	5,330	4,012	6,997	2,460	6,997
Balance, end of period	$13,302	$29,393	$25,791	$32,401	$63,636	$13,302	$63,636

RCS Consumer Loans Held for Sale

Balance, beginning of period	$22,684	$14,755	$24,432	$15,671	$4,776	$22,684	$4,776
Originations	245,214	321,118	257,018	186,771	117,274	245,214	117,274
Proceeds from sales	(256,280)	(316,597)	(270,463)	(180,826)	(107,683)	(256,280)	(107,683)
Net gain on sale	3,117	3,408	3,768	2,816	1,304	3,117	1,304
Balance, end of period	$14,735	$22,684	$14,755	$24,432	$15,671	$14,735	$15,671

(4)
The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity in accordance with applicable regulatory requirements, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021

Total stockholders' equity - GAAP (a)	$840,329	$834,232	$838,657	$845,090	$837,709
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	9,502	9,196	8,867	8,335	7,711
Less: Core deposit intangible	—	—	—	—	53
Tangible stockholders' equity - Non-GAAP (c)	$814,527	$808,736	$813,490	$820,455	$813,645

Total assets - GAAP (b)	$6,349,869	$6,093,632	$6,187,634	$6,183,310	$6,476,540
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	9,502	9,196	8,867	8,335	7,711
Less: Core deposit intangible	—	—	—	-	53
Tangible assets - Non-GAAP (d)	$6,324,067	$6,068,136	$6,162,467	$6,158,675	$6,452,476

Total stockholders' equity to total assets - GAAP (a/b)	13.23%	13.69%	13.55%	13.67%	12.93%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	12.88%	13.33%	13.20%	13.32%	12.61%

Number of shares outstanding (e)	19,999	19,981	20,205	20,587	20,826

Book value per share - GAAP (a/e)	$42.02	$41.75	$41.51	$41.05	$40.22
Tangible book value per share - Non-GAAP (c/e)	40.73	40.48	40.26	39.85	39.07

(5)
The efficiency ratio, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes a non-recurring contract termination fee and net gains (losses) on sales, calls, and impairment of investment securities.

	Three Months Ended					Three Months Ended March 31, 2022
(dollars in thousands)	Mar. 31, 2022	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Mar. 31, 2022	Mar. 31, 2021

Net interest income - GAAP	$62,612	$50,341	$52,432	$50,041	$67,780	$62,612	$67,780
Noninterest income - GAAP	31,001	16,630	19,339	21,853	29,037	31,001	29,037
Less: Contract termination fee	5,000	—	—	—	—	5,000	—
Less: Net gain (loss) on securities	(120)	(23)	(10)	(1)	(35)	(120)	(35)
Total adjusted income - Non-GAAP (a)	$88,733	$66,994	$71,781	$71,895	$96,852	$88,733	$96,852

Noninterest expense - GAAP (b)	$48,573	$44,585	$44,252	$45,656	$47,811	$48,573	$47,811

Efficiency Ratio - Non-GAAP (b/a)	55%	67%	62%	64%	49%	55%	49%

(6)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(7)	FTEs – Full-time-equivalent employees.

(8)
The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due. Delinquent loans as of March 31, 2022 included $4.5 million of Easy Advances, which do not have a contractual due date but the Company considered an EA delinquent in 2022 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority.

NM – Not meaningful

NA – Not applicable

YTD – Year to date

CONTACT:
Republic Bancorp, Inc.
Kevin Sipes
Executive Vice President & Chief Financial Officer
(502) 560-8628